Supplement to Symetra True Variable Annuity[registerted trademark] Prospectus
                       Supplement dated  May 3, 2013
              to Prospectus dated May 1, 2013 as supplemented

      The disclosure set forth below replaces the information found on page 9 of the prospectus.

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The Total Annual Portfolio Operating Expense Table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you own the Contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year December 31, 2012. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds. The fees and expenses (including management fees, distribution (12b-1) fees and other expenses) for each individual Portfolio are contained in the prospectuses for each Portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)	Lowest		Highest
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Expenses that are deducted from Portfolio 	0.16%		5.99%
assets, including management fees,
distribution and/or service 12b-1 fees,
and other expenses (before any waivers or expense reimbursement)

Expenses that are deducted from Portfolio 	0.06% 		2.95%
assets, including management fees, distribution and/or service 12b-1 fees, and other expenses (after any waiver or expense reimbursement) (2)


(1) 	We reserve the right to implement, administer, and charge you for any
	fee or restriction, including redemption fees, that may be imposed by any underlying Portfolio.

(2) 	The range of total annual Portfolio operating expenses after any
	waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment advisor to reimburse or waive Portfolio operating expenses until at least April 30, 2014. Advisors to certain Portfolios offered in the Contract agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.